UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Charlotte’s Web Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 617-7303

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual general meeting of shareholders of Charlotte's Web Holdings, Inc. (the “Company”) held on June 15, 2023, the Company’s shareholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 and on SEDAR on April 28, 2023. The total number of votes cast, in person or by proxy, at the annual general meeting was 90,323,198, representing 59.25% of the outstanding common shares as of the April 21, 2023 record date. The following are the voting results for the proposals considered and voted upon at the annual general meeting.

Proposal No. 1: To set the number of directors of the Company at six.

The shareholders ratified the setting of the number of directors of the Company at six (6) directors.

Votes For	Votes Against	Broker Non-Votes

59,426,198	1,458,775	29,438,225

Proposal No. 2: To elect directors for the forthcoming year.

The shareholders voted to elect the following individuals as directors of the Company until the next annual meeting of shareholders at which election of directors is considered, or until his or her successor is duly elected or appointed:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan Atwood	59,504,185	1,380,788	29,438,225
John Held	20,028,855	40,856,118	29,438,225
Thomas Lardieri	20,037,933	40,847,040	29,438,225
Alicia Morga	20,075,843	40,809,130	29,438,225
Susan Vogt	59,433,399	1,451,574	29,438,225
Jacques Tortoroli	20,216,364	40,668,609	29,438,225

Proposal No. 3: To appoint Ernst & Young LLP as auditors for the ensuing fiscal year ending December 31, 2023 and the authorization of the board of directors to fix the remuneration to be paid to the auditors.

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s auditors for the ensuing fiscal year ending December 31, 2023 and the authorization of the board of directors to fix the remuneration of the auditors.

Votes For	Votes Withheld	Broker Non-Votes

87,828,047	2,495,151	0

Item 7.01	Regulation FD Disclosure.

 On June 16, 2023, the Company issued a press release announcing the results from its 2023 annual general meeting of shareholders held on June 15, 2023 via live audio webcast. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

99.1*	Press release issued by Charlotte’s Web Holdings, Inc. on June 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: June 20, 2023	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary